KENILWORTH FUND, INC.
                         One First National Plaza
                                Suite 2594
                         Chicago, Illinois  60603
                               (312)236-5388



                            SEMI-ANNUAL REPORT
                               June 30, 1999
                                (Unaudited)


                           Advisor's Perspective
                               June 30, 1999
                             DJIA:  10,970.80
                            S&P 500:  1,372.71


In our "A Chat with Shareholders" on March 31, 1999, we said that we expected a 5% to 7% correction in the markets during the second quarter. The DJIA declined from 11,107 on May 13th to a low of 10,400 in early June, a decline of 6.4%. For the balance of the year, we also said then, that we were cautiously optimistic because of expectations of a strong surge in corporate profits during the second and third quarters of this year.

The 15% growth in profits expected for the second quarter, and a nearly 20% rise in the third quarter will compare very favorably against those of last year, which experienced Asian economic crisis and global financial meltdown anxieties. The U.S. economy continues to grow at around 3 1/2% having slowed from the extremely strong 5% rate of the previous two quarters. This slowdown was caused by rising "high" interest rates (putting a real damper on the housing sector), rising oil prices from $14 to nearly $20 a barrel (due to the recovering foreign economies), and tighter labor markets. The yield on 30-year U.S. Treasuries rose from 5.1% to 6.1%. The Federal Reserve raised the Fed Fund's rate by a quarter percentage point to 5%, but indicated a neutral strategy until the next meeting in August implying no more raises would occur. This action detonated a substantial rally in market indices which we expect will continue during the summer.

The NAV of our Fund grew by 7.17% from $21.91 to $23.48 during the first six months of the year. The theoretical S&P 500, registered a gain of 11.7% during the same period.
During the second quarter there was a noticeable shift in market trends when many of the laggards of the last few years such as oils, metals, papers, chemicals and such other economically sensitive cyclical sectors participated in the market rise. This is in striking contrast to 1998 when almost all of the gain in the S&P 500 and Nasdaq were confined to the top 50 and 20 names, respectively.

In terms of "styles" of investing, the first quarter rise was mostly confined to high P/E growth stocks and the second quarter was confined largely to value stocks with low P/E ratios. One of the prominent casualties during this entire period was the pharmaceutical sector. There is new talk about including drug benefits in medicare programs and attempts to see how much pharmaceutical companies can be squeezed to subsidize this benefit. Thus, even though this sector continues to produce consistent double-digit growth in profits, the stocks of major companies such as Merck, Pfizer, Warner-Lambert and Schering-Plough have declined by 30-40% from their highs. The other two prominent stocks under political attack in a non-related sector are Fannie Mae and Freddie Mac.
These two government sponsored enterprises with consistent and stellar growth records, are for the first time facing a very powerful lobby formed by various trade associations and prominent companies (such as Chase Manhattan Bank, GE and Wells Fargo, to name a few). This lobby as well as the Congress are trying to increase the cost of doing business for these two entities and curb their growth.

The Fund was adversely impacted by both of these political developments. After selling a few thousand shares (at huge profits) the Fund as of June 30, still had 8.8% of its assets in Freddie Mac and 4.8% in Fannie Mae, which declined by 10% and 7.8%, respectively. Similarly, 12% of the Fund was in pharmaceuticals such as: Merck, Bristol-Myers Squibb and Schering-Plough. We believe these are short-term negatives and the stocks will continue to register double-digit growth in due course. Intel, our largest holding at 9.28% of the total, barely grew by 0.04% in this period due to concerns about their lower priced Celeron chips making up a larger fraction of the revenue base as against the high priced Pentium chips. This exemplary leader in technology has successfully reduced its cost structure and will soon introduce a very profitable Merced chip for the computer server market. We try to be a very tax efficient fund. Our cost per share for Intel is $10.24 as against its market price of $59.50. Liquidating such holdings incurs substantial capital gains with the concurrent tax liability for the shareholders.

These negatives were more than offset by substantial gains from our other major holdings such as: Hewlett Packard (+47.1%), American International Group (+21.35%), Lucent Technologies (23.02%), GE (+9.68%), ADC Telecommunications (+31.1%), IBM
(+44.8%), Intuit (+24.3%), Citigroup (+43.4%), Applied Materials (+73.06%) and finally with a spectacular gain of 101.07%, for a relatively small holding of Adaptec. For the balance of the year, we expect only a modest rise in equity averages as P/E ratios are already at high levels (28x). The Federal Reserve may have to raise rates by another 25 basis points (quarter of 1%) before the end of the year as the economy is still far too robust. As for the Fund, we hope to register another double digit growth.

You can monitor the Fund by watching the NAV every Friday on our web site: www.kenilworthfund.com.

                           KENILWORTH FUND, INC.
                           FINANCIAL HIGHLIGHTS




                                   (Unaudited)
                              Six Months Ended     Year Ended
                                      June 30,   December 31,
                                             1999           1998



Selected Per-Share Data


 Net Asset Value, beginning of period. . . .$21.91         $18.17


 Income from Investment Operations
      Net Investment Loss. . . . . . . . . .(0.06)         (0.04)


  Net Realized and Unrealized
           Gain on Investments . . . . . . . .1.63           3.78


            Total. . . . . . . . . . . . . . .1.57           3.74



  Less Distributions
      From Net Investment Income . . . . . . .0.00           0.00


      From Net Realized Gains. . . . . . . . .0.00           0.00

                                   Total. . . 0.00           0.00


 Net Asset Value, end of period. . . . . . .$23.48         $21.91



Total Return . . . . . . . . . . . . . . . . 7.17%         20.58%



Ratios and Supplemental Data
 Net Assets, end of period (in thousands). $13,109        $12,178


 Ratio of Net Expenses to Average Net Assets 0.74%          1.42%


 Ratio of Net Investment Income to Average Net Assets. . .(0.28%)
(0.24%)
 Portfolio Turnover Rate . . . . . . . . . .20.00%         70.28%









   The accompanying notes are an integral part of these financial statements.

                            KENILWORTH  FUND, INC.
                          STATEMENT  OF NET ASSETS
                                June 30, 1999
                                 (Unaudited)

                                                Market
COMMON STOCKS     98.03%a        Shares        Value      Percent

Autos               5.98%
    Ford Motor                    5,500      310,406      2.37
    General Motors                6,000      396,000      3.02
    Delphi Automotive Systems     4,192       77,552      0.59

Banks               4.45%
    Citigroup, Inc.               9,000      427,500      3.26
    Wells Fargo & Co.             1,500      64,125       0.49
    Toronto-Dominion Bank         2,000      91,000       0.70

Computer-Semiconductor 15.57%
    Intel Corp.                  20,500    1,219,750      9.30
    Applied Materials, Inc.*     5,000       369,375      2.82
    International Business Machines3,500     452,375      3.45

Computers           0.03%
    Dell Computer Corp.             100        3,700      0.03

Computer Software                 9.36%
    Adaptec, Inc.*              4,500        158,904      1.21
    Oracle Systems, Inc.*       4,500        167,063      1.27
    Intuit, Inc.*               5,000        450,625      3.44
    Cisco Systems*              4,200        270,635      2.06
    Microsoft*                  2,000        180,374      1.38

Computer Systems    9.57%
    Hewlett-Packard             10,000     1,005,000      7.67
    EMC Corporation             3,000        165,000      1.26
    Quantum Corp.*              3,500         84,438      0.64

Drugs              11.96%
    Merck & Co.                 8,500        625,812      4.77
    Bristol-Myers Squibb        8,700        612,802      4.67
    Schering-Plough             6,300        330,750      2.52

Electrical Equipment 5.17%
    General Electric            6,000        678,000      5.17

                            KENILWORTH  FUND, INC.
                           STATEMENT OF NET ASSETS
                                June 30, 1999
                                 (Unaudited)

                                              Market
COMMON STOCKS                    Shares        Value      Percent

Finance         17.25%
    Federal National Mortgage     9,200      627,900      4.79
    Federal Home Loan Mortgage   20,000    1,160,000      8.85
    Household International, Inc. 3,000      142,125      1.08
    Associates First Capital Corp.7,506      331,202      2.53

Insurance       9.43%
    American International Group  6,000      703,500      5.37


    Transamerica Corp.            4,300      322,500      2.46
    Hartford Life, Inc.           4,000      210,500      1.61

Telecommunications       4.10%
    ADC Telecommunication*        1,800      537,632      4.10

Utilities-Telephone      5.15%
    Lucent Technologies          10,000      674,370      5.15


 Total Investments                        12,850,912
       (Cost $6,338,855)

CASH AND RECEIVABLES
NET OF LIABILITIES       1.97%               258,580

TOTAL NET ASSETS  100.00%                $13,109,492

NET ASSET VALUE PER SHARE                     $23.48
       (based on 558,280 shares of capital stock outstanding)

       a Percentages for various classifications relate to total net assets.
       *Non-income producing security.


  The accompanying notes are an integral part of these financial statements.

                            KENILWORTH  FUND, INC.
                           STATEMENT  OF OPERATIONS
                                 (Unaudited)




                                            Six Months Ended
   INVESTMENT INCOME                            June 30, 1999

 INCOME:
        Dividends                                     $51,702
        Interest                                        5,372
            Total Income                               57,074

 EXPENSES:
        Investment Advisory Fees                       62,159
        Administrative and Management Fees             20,000
        Registration Fees                               1,172
        Auditing                                        2,900


        Insurance and Other Expenses                    5,578
            Total Expenses                             91,809

     NET INVESTMENT LOSS:                             (34,735)



   NET REALIZED GAIN ON INVESTMENTS                     96,551



   NET INCREASE IN UNREALIZED APPRECIATION
        ON INVESTMENTS                                 814,404



   NET REALIZED GAIN AND UNREALIZED APPRECIATION
        ON INVESTMENTS                                 910,955



   NET INCREASE IN NET ASSETS FROM OPERATIONS         $876,220

  The accompanying notes are an integral part of these financial statements.

                            KENILWORTH  FUND, INC.
                    STATEMENTS  OF CHANGES  IN NET ASSETS




                                               (Unaudited)
                            Six Months Ended    Year Ended
OPERATIONS:                 June 30, 1999       December 31, 1998



Net Investment Loss         ($34,735)              ($25,253)
Net Realized Gain (Loss)
 on Investments               96,551                 (8,169)
Net Increase in Unrealized
 Appreciation on Investments 814,404              2,109,675
    Increase in Net Assets
     from Operations         876,220              2,076,253


DISTRIBUTIONS To SHAREHOLDERS:

 Distributions from Net
   Investment Income             ---                    ---
 Distributions from Net
   Realized Gains on Investments ---                    ---
     Decrease in Net Assets
    resulting from Distributions ---                    ---


CAPITAL  SHARE TRANSACTIONS:

 Proceeds From Shares Issued
(8,050 and 24,894 shares, respectively)     181,263   462,667
 Cost of Shares Redeemed (5,591 and 7,957 shares, respectively)
(126,266) (150,454)
 Reinvested Dividends (0 and 0 shares, respectively)     ---

    ---
     Increase in Net Assets from
       Capital Share Transactions           54,997   312,213

       Total Increase in Net Assets         931,217 2,388,466


NET ASSETS AT BEGINNING OF YEAR
    (555,821 and 538,884
      shares outstanding, respectively)  12,178,275 9,789,809

NET ASSETS AT END OF PERIOD
    (558280 and 555,821
      shares outstanding, respectively)  $13,109,492 $12,178,275







   The accompanying notes are an integral part of these financial statements.

                        NOTES TO FINANCIAL STATEMENTS
                                June 30, 1999
                                 (Unaudited)

The Kenilworth Fund, Inc., (the "Fund") is registered under the
Investment Company Act of 1940 as a no-load, open-end, non-diversified management investment company.

1.  Summary of Significant Accounting Policies

    a. The Fund is registered under the Investment Company Act of 1940 as a no-load, open-end, non-diversified management investment company. The Fund's objective is long-term capital appreciation which it seeks by investing primarily in a non-diversified portfolio of common stocks, preferred stocks, warrants to purchase common stocks, convertible bonds and fixed-income obligations of corporations and the United States government. Its books and records are maintained on the accrual basis. Securities are valued at their last sale price as reported on a securities exchange, or at their last bid price as applicable. Short term instruments are valued at cost which approximates market value. Cost amounts, as reported on the statement of net assets, are the same for federal income tax purposes. For the period ended June 30, 1999, purchases and sales of investment securities were $2,582,260 and $2,488,019 respectively.
    b. Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are reported on an identified cost basis.
    c. Provision has not been made for federal income tax since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all its income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.
    d. As of June 30, 1999 there were 10,000,000 shares of capital stock authorized.
    e. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  Investment Adviser and Investment Advisory Agreement and
Transactions with Related Parties:

    The Fund has signed two agreements with Institutional Portfolio Services, Ltd., ("IPS"), with whom certain officers of the Fund are affiliated. Under the terms of the first agreement (the investment advisory agreement) the Fund will pay IPS a monthly investment advisory fee at the annual rate of 1.0% of the daily net assets of the Fund. Under the terms of the second agreement (the administrative and management services agreement) the Fund will pay IPS a yearly administrative and management services fee of $40,000 per year payable on a yearly basis. The advisory agreement requires the adviser to reimburse the Fund in the event that the expenses of the Fund in any fiscal year exceed 1.7%.

3.       Aggregate Net Unrealized Appreciation as of June 30,
1999 consisted of the following:

        Aggregate gross unrealized appreciation: $6,536,436
        Aggregate gross unrealized deprecation:     (24,379)
        Net unrealized appreciation:             $6,512,056

   At June 30, 1999, the Fund has tax basis capital losses of $8,169 which may be carried over to offset future capital gains.
Such losses expire in 2006.

                            KENILWORTH  FUND, INC.
                           One First National Plaza
                                  Suite 2594
                           Chicago, Illinois  60603
                                (312)236-5388

                        SEMI-ANNUAL REPORT-SUPPLEMENT
                                June 30, 1999

             RULE 30d-1(b) REPORT ON ANNUAL SHAREHOLDERS MEETING

Pursuant to Rule 30d-1(b) of the Investment Company Act of 1940, the Kenilworth Fund, Inc., is required to report on the matters voted upon at the Fund's annual shareholder meeting.

This year's annual meeting occurred on Thursday, March 11, 1999 at Maggiano's Little Italy. A brief description of the matters voted upon, the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter are listed below. The total number of shares eligible to be voted were 553,176.

1. The election of the following five directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified:

Name of
Director                           Broker    Shareholder
For  Against Withheld Abstentions  Non-Votes Non-Votes  Percent

Mohini C. Pai  475,102       0   0  0  0    78,074     85.89%

B. Padmanabha Pai  475,102   0   0  0  0    78,074     85.89%

Savitri P. Pai     475,102   0   0  0  0    78,074     85.89%

Kirtna Pai         475,102   0   0  0  0    78,074     85.89%

Larry A. Sjaastad  475,102   0   0  0  0    78,074     85.89%


2. The ratification or rejection of the selection of McGladrey & Pullen, L.L.P. as the independent public accountants to audit and certify financial statements for the fiscal year ending December 31, 1999:

Selection of
McGladrey &,
Pullen, L.L.P.
                                    Broker    Shareholder
For  Against  Withheld Abstentions  Non-Votes Non-Votes Percent

475,102   0   0        0             0         78,074   85.89%

3. The ratification or rejection of the selection of The Aurelius Group. P.C., as the independent public accountant to conduct surprise custodial audits of the Fund's securities and similar investments for the Fund's fiscal year ending December 31, 1999:

Selection of
The Aurelius Group. P.C.

                                    Broker    Shareholder
For  Against  Withheld  Abstentions Non-Votes Non-Votes  Percent
475,102        0         0        0         0 78,074     85.89%


Respectfully Submitted,
Savitri P. Pai
Secretary/Treasurer